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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the use in the Statements of Additional Information of the
Seasons Variable Annuity and the Seasons Select II Variable Annuity, which constitute part of this Registration Statement on Form N-4 for Variable Annuity Account Five of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) of our report dated February 11, 2003, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company and to the incorporation by reference of our report dated June 14, 2002, relating to the financial statements of Variable Annuity Account Five. We also consent to the incorporation by reference of our reports into the Prospectuses of Seasons Variable Annuity and Seasons Select II Variable Annuity, which are incorporated by reference into this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectuses and to the reference to us under the heading "Financial Statements" in such Statements of Additional Information.


PricewaterhouseCoopers LLP
Los Angeles, California
April 24, 2003